Geeks On Call America, Inc.

Area Development Agreement

GEEKS ON CALL AMERICA, INC.

AREA DEVELOPMENT AGREEMENT

GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT

This Area Development Agreement (the “Agreement”) is entered into on ___________________, 20____ by and between Geeks On Call America, Inc. (the “Franchisor”), and ________________________, a _____________________________ corporation having its principal offices located at ________________________________________________ (the “Area Developer”).

WITNESSETH:

WHEREAS, Franchisor has developed a method and concept (the “System”) to provide computer support services using the System and the Marks (as both are defined below) (the “Franchised Business or Businesses”);

WHEREAS, Franchisor identifies the System by means of certain trade names, service marks, trademarks, logos, emblems, and indicia of origin, including but not limited to, the marks “1-800-905-GEEK” and “GEEKS ON CALL” and respective associated logos, and such other trade names, service marks, and trademarks as are now designated (and may hereinafter be designated by Franchisor in writing) for use in connection with the System (the “Marks”); and

WHEREAS, Area Developer wishes to obtain certain development rights to operate Franchised Businesses under Franchisor’s System and wishes to obtain franchises from Franchisor for that purpose.

NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other party set forth herein, hereby agree as follows:

1. GRANT

1.1 Franchisor hereby grants development rights to Area Developer, and Area Developer hereby accepts the obligation, pursuant to the terms and conditions of this Area Development Agreement, to develop the number of Franchised Businesses as specified in Exhibit A to this Agreement. Each Franchised Business for which a development right is granted hereunder shall be established and operated pursuant to: (i) a separate Geeks On Call America, Inc. Franchise Agreement (“Franchise Agreement”) to be entered into between Area Developer and Franchisor in accordance with Section 3.1 below; and (ii) the development schedule set forth in Paragraph 2 of Exhibit A attached hereto (the “Development Schedule”). Each Franchised Business developed hereunder shall be located in the area described in Paragraph 1 of Exhibit A, attached hereto (the “Development Area”).

1.2 So long as Area Developer is in compliance with its obligations under this Agreement, Franchisor shall not establish, nor license anyone other than Area Developer to establish a Franchised Business under the System in the Development Area, until the last date specified in the Development Schedule. Franchisor retains all rights not specifically granted to Area Developer, including, for example, the right: (i) to use and license others to use the System and Marks for the operation of 1-800-905-GEEK/Geeks On Call Franchised Businesses at any location outside the Development Area; (ii) to acquire and operate businesses of any kind at any location within or outside of the Development Area (excluding Franchised Businesses operated under the System within the Development Area); (iii) to use and license others to use the System and/or the Marks at any location within or outside of the Development Area other than for the operation of a 1-800-905-GEEK/Geeks On Call Franchised Business; and (iv) to use and license others to use marks other than the Marks in connection with the operation of Franchised Businesses at any location within or outside of the Development Area, which Franchised Businesses are the same as, similar to, or different from the Franchised Businesses, all on terms and conditions as Franchisor deems advisable, and without granting Area Developer any rights therein. Franchisor may dispatch franchisees from neighboring territories to service customers in the Development Area as provided in the Franchise Agreements. Area Developer’s rights within the Development Area are also subject to other franchisees’ rights under Franchisor’s national/regional accounts program and policies.

1.3 This Agreement is not a franchise agreement, and does not grant to Area Developer any right to use in any manner Franchisor’s Marks or System.

1.4 Area Developer shall have no right under this Agreement to license others to use in any manner the Marks or the System.

2. DEVELOPMENT FEE

2.1 In consideration of the development rights granted herein, Area Developer has paid to Franchisor upon execution of this Agreement a development fee of__________________ Dollars ($______________), receipt of which is hereby acknowledged by Franchisor, which has been fully earned and is non-refundable in consideration of administrative and other expenses incurred by Franchisor and for the development opportunities lost or deferred as a result of the rights granted Area Developer herein.

2.2 Area Developer shall pay Franchisor an initial franchise fee of Three Thousand Dollars ($3,000) upon the execution of each Franchise Agreement for each Franchised Business required to be developed under this Agreement.

3. DEVELOPMENT OBLIGATIONS

3.1 Area Developer (or an entity controlled by Area Developer (hereafter “Affiliate”)) shall execute a Franchise Agreement for each Franchised Business in a territory approved by Franchisor in the Development Area as hereinafter provided (the “Territory”). The Franchise Agreement for the first Franchised Business developed hereunder shall be in the form of the Franchise Agreement attached hereto as Exhibit C (the “First Franchise Agreement”). The Franchise Agreement for each additional Franchised Business developed hereunder shall be in the form of the Franchise Agreement being offered generally by Franchisor at the time each such Franchise Agreement is executed. The Franchise Agreement for each Franchised Business shall be executed by Area Developer and submitted to Franchisor within fifteen (15) days of its receipt from Franchisor. If the Area Developer is in full compliance with this Agreement, then, notwithstanding anything to the contrary in any of the Franchise Agreements, the initial franchise fee to be paid by Area Developer shall be Three Thousand Dollars ($3,000) for each Franchise Agreement executed by Area Developer or its Affiliates for each Franchised Business to be located in the Development Area during the term of this Agreement, less any credit that may be applied pursuant to Section 2.2 above.

Franchisor’s duty to offer or grant franchises is subject to the requirement to maintain Franchise Offering Circulars and franchise registrations as required by law. If Franchisor may not lawfully offer or sell a franchise at a time Area Developer desires to execute the Franchise Agreement, Franchisee’s and Area Developer’s duties hereunder shall be deferred until such documents are amended and, if applicable, approved for use, and delivered to Area Developer.

3.2 Recognizing that time is of the essence, Area Developer agrees to satisfy the Development Schedule. Failure by Area Developer to adhere to the Development Schedule, shall constitute a default under this Agreement as provided in Section 6.2 hereof.

4. TERM

Unless sooner terminated in accordance with the terms of this Agreement, the term of this Agreement and all rights granted hereunder shall expire on the date when Area Developer has open and in operation all of the Franchised Businesses required by the Development Schedule.

5. DUTIES OF THE PARTIES

5.1 For each Franchised Business developed hereunder, Franchisor shall furnish to Area Developer the following:

5.1.1 Such developer training for Area Developer as Franchisor may deem advisable.

5.2 Area Developer accepts the following obligations:

5.2.1 An Area Developer which is a corporation shall comply, except as otherwise approved in writing by Franchisor, with the following requirements throughout the term of this Agreement:

5.2.1.1 Area Developer shall furnish Franchisor with its Articles of Incorporation, Bylaws, other governing documents, any other documents Franchisor may reasonably request, and any amendments thereto;

5.2.1.2 Area Developer shall confine its activities, and its governing documents, if any, shall at all times provide that its activities are confined, exclusively to the management and operation of the business contemplated hereunder, including the establishment and operation of the Franchised Businesses to be developed hereunder;

5.2.1.3 Area Developer shall maintain stop transfer instructions against the transfer on its records of any voting securities and shall issue no certificates for voting securities upon the face of which the following printed legend does not legibly and conspicuously appear:

The transfer of this stock is subject to the terms and conditions of an Area Development Agreement with Geeks On Call America, Inc. dated _____________. Reference is made to the provisions of said Area Development Agreement and to the Articles and Bylaws of this Corporation.

5.2.1.4 Area Developer shall maintain a current list of all owners of record and all beneficial owners of any class of voting stock of Area Developer and shall furnish the list to Franchisor upon request.

5.2.2 An Area Developer which is a partnership or a limited liability company shall comply, except as otherwise approved in writing by Franchisor, with the following requirements throughout the term of this Agreement:

5.2.2.1 Area Developer shall furnish Franchisor with its partnership agreement or membership agreement as well as such other documents as Franchisor may reasonably request, and any amendments thereto; and

5.2.2.2 Area Developer shall prepare and furnish to Franchisor, upon request, a list of all general and limited partners and all members in Area Developer.

5.2.3 Area Developer shall at all times preserve in confidence any and all materials and information furnished or disclosed to Area Developer by Franchisor, and shall disclose such information or materials only to such of Area Developer’s employees or agents who must have access to it in connection with their employment. Area Developer shall not at any time, without Franchisor’s prior written consent, copy, duplicate, record, or otherwise reproduce such materials or information, in whole or in part, nor otherwise make the same available to any unauthorized person.

5.2.4 Area Developer shall comply with all requirements of federal, state and local laws, rules and regulations.

5.2.5 Upon the opening of Area Developer’s fifth (5th) Franchised Business, and for each multiple thereof, Area Developer shall employ at least one full-time supervisor, who shall meet such standards as may be reasonably imposed by Franchisor in the Operations Manual or otherwise in writing to supervise and coordinate the operation of the Franchised Business. Area Developer shall ensure that at least one full-time supervisor has an equity ownership in the Franchised Business.

5.2.6 Area Developer shall provide Franchisor with annual unaudited balance sheets and statements of financial condition.

6. DEFAULT

6.1 Area Developer shall be deemed to be in default under this Agreement, and all rights granted herein shall automatically terminate without notice to Area Developer, if Area Developer shall become insolvent or makes a general assignment for the benefit of creditors; or if a petition in bankruptcy is filed by Area Developer or such a petition is filed against and not opposed by Area Developer; or if Area Developer is adjudicated a bankrupt or insolvent; or if a bill in equity or other proceeding for the appointment of a receiver of Area Developer or other custodian for Area Developer’s business or assets is filed and consented to by Area Developer; or if a receiver or other custodian (permanent or temporary) of Area Developer’s assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or if proceedings for a composition with creditors under any state or federal law should be instituted by or against Area Developer; or if a final judgment remains unsatisfied or of record for thirty (30) days or longer (unless supersedeas bond is filed); or if Area Developer is dissolved; or if execution is levied against Area Developer’s business or property; or if suit to foreclose any lien or mortgage against the premises or equipment of any Franchised Business developed hereunder is instituted against Area Developer and not dismissed within thirty (30) days; or if the real or personal property of Area Developer shall be sold after levy thereupon by any sheriff, marshal or constable.

6.2 If Area Developer fails to meet its obligations under the Development Schedule, such action shall constitute a default under this Agreement, upon which Franchisor, in its discretion, may terminate the rights granted in Section 1.2 hereof, effective fifteen (15) days following notice from Franchisor.

6.3 Except as otherwise provided in Sections 6.1 and 6.2 above, if Area Developer fails to comply with any material term and/or condition of this Agreement, or fails to comply with the terms and/or conditions of any Franchise Agreement between the Area Developer (or a person or entity affiliated with or controlled by the Area Developer) and the Franchisor, such action shall constitute a default under this Agreement. Upon the occurrence of any such default, Franchisor may terminate this Agreement by giving written notice of termination stating the nature of such default to Area Developer at least fifteen (15) days prior to the effective date of termination; provided, however, that Area Developer may avoid termination by immediately initiating a remedy to cure such default, curing it to Franchisor’s satisfaction, and by promptly providing proof thereof to Franchisor within the fifteen (15)-day period. If any such default is not cured within the specified time, or such longer period as applicable law may require, this Agreement and all rights granted hereunder (including but not limited to, the right to develop new Franchised Businesses shall terminate without further notice to Area Developer effective immediately upon the expiration of the fifteen (15)-day period or such longer period as applicable law may require.

6.4 Upon termination of this Agreement, Area Developer shall have no right to establish or operate any Franchised Business for which a Franchise Agreement has not been executed by Franchisor at the time of termination. Thereafter, Franchisor shall be entitled to establish, and to license others to establish, Franchised Businesses in the Development Area except as may be otherwise provided under any Franchise Agreement which has been executed between Franchisor and Area Developer.

6.5 No default under Section 3.2 of this Area Development Agreement shall constitute a default under any Franchise Agreement between the parties hereto.

6.6 No right or remedy herein conferred upon or reserved to Franchisor is exclusive of any other right or remedy provided or permitted by law or equity.

7. TRANSFERS

7.1 Franchisor may assign this Agreement to an assignee who agrees to remain bound by its terms, without obtaining Area Developer’s approval. Neither Area Developer nor an owner with an interest in this Agreement (collectively “transferor”) may sub-license or sub-franchise its rights granted by this Agreement. Area Developer’s interest under this Agreement or its ownership in the Area Developer entity may be transferred or assigned only if transferor complies with the following provisions. No interest may be transferred unless or until Area Developer and the transferor are in full compliance with this Agreement. No right to execute a Franchise Agreement may be assigned apart from an assignment of all of Area Developer’s rights to execute Franchise Agreements under this Agreement.

7.2 If a transferor has received and desires to accept a signed, bona fide offer to purchase or otherwise transfer an interest in Area Developer’s business or any interest in this Agreement or the Area Developer entity, the transferor shall grant Franchisor the option (the “Right of First Refusal”) to purchase transferor’s business or interest in the Area Developer as hereinafter provided.

7.3 If the transferor desires to make a transfer, such person or entity must comply with the following terms, conditions and procedures to effectuate a valid transfer:

7.3.1 If any proposed assignment of any rights under this Agreement, or if any other transfer which, when aggregated with all previous transfers, would, in Franchisor’s reasonable opinion result in the transfer of effective control over the ownership of this Agreement and/or operation of Area Developer’s business, a material part of Area Developer’s assets or the Area Developer entity, the transferee must apply for an Area Development Agreement and must meet all of Franchisor’s then current standards and requirements for becoming an Area Developer (which standards and requirements need not be written).

7.4 Regardless of the degree of control which would be affected by a proposed transfer:

7.4.1 The proposed transferor shall first notify Franchisor in writing of any bona fide proposed transfer and set forth a complete description of all terms and fees of the proposed transfer in a manner Franchisor prescribes, including the prospective transferee’s name, address, financial qualifications and previous five (5) years’ business experience;

7.4.2 The transferor shall provide Franchisor with a copy of any written offer or agreement to purchase, signed by the proposed transferee, together with copies of any documents referenced in the offer or agreement, including notes and security agreements. If all material terms of the proposed sale are not described in the offer or agreement, the transferor shall provide details of all such terms in its submission to Franchisor, accompanied by the proposed transferee’s written agreement to the terms.

7.4.3 The proposed transferor shall provide Franchisor with any additional information, agreements, certifications or documents Franchisor requests for use in its evaluation of whether to approve the transfer or to exercise its Right of First Refusal.

7.4.4 Upon receipt of Franchisor’s request, the proposed transferor shall promptly provide Franchisor with access to any property, documents or records relevant to the transaction and to the interest which is the subject of the transfer. Once Franchisor has received all materials submitted by the proposed transferor and has reviewed all property, records and documents Franchisor has requested, within thirty (30) days Franchisor shall notify the transferor of Franchisor’s decision to exercise its right to acquire all or any part of the interest being transferred, and the conditions, if any, under which Franchisor will approve the proposed transfer.

7.4.5 If the transferor’s interest in Area Developer, the Area Developer’s business or in this Agreement is being offered in combination with one or more other items, Franchisor has the right to purchase the interest it selects at the price and under the terms offered or agreed to by the transferor. Regardless of whether the offer establishes different prices for different interests to be transferred, Franchisor may establish a fair value for the interest it selects to acquire, based either upon the prices paid for similar interests in arm’s length transactions during the previous two (2)-year period before the date of the proposed transfer, or on other reasonable criteria.

7.4.6 If non-monetary consideration is offered, Franchisor may pay the cash equivalent of the non-monetary consideration offered. If such non-monetary consideration includes the employment of the transferor, Franchisor may require the transferor to perform the proposed services on substantially the same terms as those offered by the proposed transferee. At Franchisor’s option, Franchisor may agree not to pay the agreed compensation for the services to be performed by the transferor, and decline the services to be performed under the terms of the offer. If Franchisor elects this option, Franchisor may set off against any amount due for services to be rendered by the transferor, any income to be received by the transferor for services performed by others during the period when the transferor had agreed to perform services for Franchisor. Neither Franchisor nor its assignee shall be liable for paying any brokerage commission on the value of the interest transferred.

7.4.7 If Franchisor exercises its Right of First Refusal, the transferor shall transfer the interest to Franchisor or to Franchisor’s assignee pursuant to an agreement to purchase which contains the material terms to which the transferor and the proposed transferee had agreed. However, if the offer or proposed purchase contract has omitted any terms customarily addressed in a transfer of an interest of the type which is the subject of the transaction, Franchisor may supply those terms in the purchase agreement and related documents.

7.4.8 If Franchisor or its assignee fails to exercise the option to purchase the interest sought to be transferred, Franchisor shall, within thirty (30) days after receipt of the notice of the proposed transfer, notify the proposed transferor in writing of its approval or disapproval of the prospective transferee.

7.5 A transfer to a “Controlled Entity” will not trigger the Right of First Refusal. A “Controlled Entity” is an entity in which the transferor(s) is/are the beneficial owner(s) of one hundred percent (100%) of each class of voting ownership interest in the Area Developer entity. At the time of the desired transfer of interest to a Controlled Entity, the transferor must notify Franchisor in writing of the name of the Controlled Entity. Franchisor only will approve a transfer to a Controlled Entity after all its beneficial owners have signed a personal guaranty of the Controlled Entity’s obligations to Franchisor in a form which Franchisor prescribes. Franchisor does not charge a transfer fee for this change.

7.6 A transfer of interest among the owners of an Area Developer entity will not trigger the Right of First Refusal, provided that only the percentage of ownership, rather than the identity of the owners, is changing. At the time of the desired transfer of interest within an entity, the transferor must notify Franchisor in writing of the name and address of each officer, director shareholder, member, partner or similar owner of an interest and their respective ownership interest before and after the transfer. Franchisor does not charge a transfer fee for this transfer.

7.7 If Franchisor does not exercise its Right of First Refusal, the transferor may transfer this Area Development Agreement or ownership interest herein according to the terms set forth in the Notice, provided that Area Developer and the transferor satisfy the conditions in Sections 7.8 through 7.13 below and complete the sale within ninety (90) days from the day on which Franchisor receives the Notice. If Area Developer does not conclude the proposed transfer within the ninety (90)-day period, the Right of First Refusal granted to Franchisor hereunder shall continue in full force and effect.

7.8 The proposed transferee(s) must complete Franchisor’s then current franchise application and pass Franchisor’s application screening using Franchisor’s then current qualifications, which need not be written.

7.9 The proposed transferee(s) must sign Franchisor’s then current amendment forms and/or franchise agreement, as required by Franchisor, and must personally assume and be bound by all of the terms, covenants and conditions therein.

7.10 The proposed transferee(s) must attend and successfully complete Franchisor’s Operations Training.

7.11 The transferor must sign Franchisor’s then current transfer and release forms and pay Franchisor a transfer fee of Five Thousand Dollars ($5,000).

7.12 Offer of Securities by Area Developer.

All materials required for any offer or sale of securities of Area Developer (or any entity that owns or is affiliated with Area Developer) by federal or state law shall be submitted to Franchisor for review, approval, and consent prior to their being filed with any government agency; and any materials to be used in any exempt offering shall be submitted to Franchisor for review, approval, and consent prior to their use. No Area Developer offering shall imply (by use of the Marks or otherwise) that Franchisor is participating as an underwriter, issuer or offeror of Area Developer’s or Franchisor’s securities; and Franchisor’s review of any offering shall be limited solely to the subject of the relationship between Area Developer and Franchisor. Area Developer and the other participants in the offering must fully indemnify Franchisor in connection with the offering. For each proposed offering, Area Developer shall pay Franchisor a non-refundable fee of Fifteen Thousand Dollars ($15,000) in order to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Area Developer shall give Franchisor written notice at least thirty (30) days prior to the date of commencement of any offering or other transaction covered by this Section 7.12. Any such offering shall be subject to Franchisor’s Right of First Refusal, as set forth in Sections 7.2 and 7.4 hereof.

7.13 Non-Waiver of Claims.

Franchisor’s consent to a transfer of any interest in this Agreement granted herein shall not constitute a waiver of any claims it may have against the transferring party, nor shall it be deemed a waiver of Franchisor’s right to demand exact compliance with any of the terms of this Agreement by the transferee. Franchisor may disapprove any transfer which may constitute a subdivision of the Territory or the granting of subfranchises.

8. COVENANTS

8.1 Area Developer covenants that during the term of this Agreement, except as otherwise approved in writing by Franchisor, Area Developer (or, if Area Developer is a corporation, limited liability company or partnership, a principal of Area Developer approved by Franchisor (“Principal”)) shall devote full time, energy and best efforts to the management and operation of the business contemplated hereunder, including the establishment and operation of the Franchised Businesses to be developed hereunder.

8.2 Area Developer specifically acknowledges that, pursuant to this Agreement, Area Developer shall receive valuable specialized training and confidential information, including, without limitation, a manual and other information regarding the site selection, operational, sales, promotional and marketing methods and techniques of Franchisor and the System, and that Area Developer has the exclusive right and obligation to develop the Development Area. Area Developer covenants that during the term of this Agreement, except as otherwise approved in writing by Franchisor, Area Developer shall not, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership or corporation:

8.2.1 Divert or attempt to divert any business or customer of any Franchised Business using the System to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with Franchisor’s Marks and the System; and/or

8.2.2 Unless released in writing by the employer, employ or seek to employ any person who is at that time employed by Franchisor or by any other franchisee or area developer of Franchisor, or otherwise directly or indirectly induce such person to leave his or her employment.

8.3 Area Developer covenants that, except as otherwise approved in writing by Franchisor, Area Developer shall not, during the term of this Agreement, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership or corporation, own, maintain, operate, engage in or have any interest in any business which is the same as or similar to the business contemplated hereunder which is located in whole or in part within the Development Area, other than those Franchised Businesses provided for in the Development Schedule; and shall not for a continuous uninterrupted period of two (2) years from the date of: (a) a transfer permitted under Section 7, above; (b) the expiration or termination of this Agreement (regardless of the cause for termination); or (c) a final order of a duly authorized arbitrator, panel of arbitrators, or a court of competent jurisdiction (after all appeals have been taken) with respect to any of the foregoing or with respect to the enforcement of this Section 8.3; either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any persons, partnership or corporation, own, maintain, operate, engage in or have any interest in any business which develops, finances or offers computer support services and which business is, or is intended to be conducted within the Development Area or within a ten (10)-mile radius of any Franchised Business then using the System, or the Development Area.

8.4 Section 8.3 hereof shall not apply to ownership by Area Developer of less than a one percent (1%) beneficial interest in the outstanding equity securities of any publicly-held corporation. As used in this Agreement, the term “publicly-held corporation” shall be deemed to refer to a corporation which has securities that have been registered under the federal Securities and Exchange Act of 1934.

8.5 At Franchisor’s request, Area Developer shall require and obtain execution of covenants similar to those set forth in this Section 8 (including covenants applicable upon the termination of a person’s relationship with Area Developer) from any or all of the following persons: (1) all officers, directors and holders of a beneficial interest of five percent (5%) or more of the securities of Area Developer, and of any corporation directly or indirectly controlling Area Developer, if Area Developer is a corporation or other entity; and (2) the general partners (including any corporation, and the officers, directors and holders of a beneficial interest of five percent (5%) or more of the securities of any corporation which controls, directly or indirectly, any general partner), if Area Developer is a partnership. Every covenant required by this Section 8.5 shall be in a form satisfactory to Franchisor, including, without limitation, specific identification of Franchisor as a third party beneficiary of such covenants with the independent right to enforce them. Failure by Area Developer to obtain execution of a covenant required by this Section 8.5 shall constitute a default under Section 6.2 hereof.

8.6 The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section 8 is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Area Developer expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section 8.

8.7 Area Developer understands and acknowledges that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in this Section 8, or any portion thereof, without Area Developer’s consent, effective immediately upon receipt by Area Developer of written notice thereof; and Area Developer agrees that it shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section 13 hereof.

8.8 Area Developer expressly agrees that the existence of any claims it may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of the covenants in this Section 8. Area Developer agrees to pay all costs and expenses (including reasonable attorneys’ fees) incurred by Franchisor in connection with the enforcement of this Section 7, and any of Franchisor’s other rights under this Agreement.

8.9 Area Developer acknowledges that Area Developer’s violation of the terms of this Section 8 would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Area Developer accordingly consents to the issuance of an injunction prohibiting any conduct by Area Developer in violation of the terms of this Section 8.

9. NOTICES

Any notice or request hereunder must be given by mail or courier, postage fully prepaid, or delivered personally or by facsimile, to our President at our World Headquarters, presently 814 Kempsville Road, Interstate Corporate Center, Building 17, Suite 106, Norfolk, VA 23502. Telephone: (757) 466-3448. Telecopier: (757) 466-3457. Any such notice may also be given to you in the same manner at the address indicated below the Area Developer’s signature on this Agreement. Either party may change the address at which it shall receive notices by sending a notice to the other party as provided in this section.

10. PERMITS AND COMPLIANCE WITH LAWS

10.1 Area Developer shall comply with all federal, state, and local laws, rules, and regulations, and shall timely obtain any and all permits, certificates or licenses necessary for the full and proper conduct of the business contemplated under this Agreement.

10.2 Area Developer shall notify Franchisor in writing within five (5) days of the commencement of any action, suit, or proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect the operation or financial condition of Area Developer and/or any Franchised Business established pursuant to this Agreement.

11. INDEPENDENT CONTRACTOR AND INDEMNIFICATION

11.1 Area Developer is an independent contractor. Area Developer is not Franchisor’s agent, partner, employee or a participant in a joint venture and has no authority to hold out as such to third parties. Area Developer does not have any authority to bind or obligate Franchisor. Franchisor is not and shall not be liable for any act, omission, debt or other obligation of Area Developer.

11.2 Area Developer is responsible for all loss or damage and for all contractual liability to third parties arising out of or incurred in connection with the operation of the Area Developer’s business and for all claims or demands for damage directly or indirectly related thereto. Area Developer agrees to defend, indemnify and hold harmless Franchisor and its employees of and from and with respect to any such claim, loss or damage.

12. APPROVALS AND WAIVERS

12.1 Whenever this Agreement requires the prior approval or consent of Franchisor, Area Developer shall make a timely written request to Franchisor therefor, and such approval or consent must be obtained in writing. A request for approval shall be deemed denied unless or until Franchisor grants its written approval.

12.2 Franchisor makes no warranties or guarantees upon which Area Developer may rely, and assumes no liability or obligation to Area Developer, by providing any waiver, approval, consent, or suggestion to Area Developer in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefor.

12.3 No delay, waiver, omission or forbearance on the part of Franchisor to exercise any right, option, duty, or power arising out of any breach or default by Area Developer under any of the terms, provisions, covenants, or conditions hereof, shall constitute a waiver by Franchisor to enforce any such right, option, duty, or power as against Area Developer, or as to subsequent breach or default by Area Developer. Subsequent acceptance by Franchisor of any payments due to it hereunder shall not be deemed to be a waiver by Franchisor of any preceding breach by Area Developer of any terms, provisions, covenants, or conditions of this Agreement.

13. ENTIRE AGREEMENT AND AMENDMENT

13.1 This Agreement is the entire agreement between Area Developer and Franchisor. This Agreement supersedes all other prior oral and written agreements and understandings between Area Developer and Franchisor with respect to the subject matter herein.

13.2 No modifications to this Agreement shall have any effect unless such modification is in writing and signed by Area Developer and by Franchisor’s authorized officer.

14. RELEASE OF PRIOR CLAIMS

By executing this Agreement, the undersigned entity, if any, and all individuals, on behalf of themselves and Area Developer and their heirs, legal representatives, successors and assigns, and each assignee of this Agreement, hereby forever release and discharge Franchisor, its past and present employees, agents, officers and directors, including Franchisor’s parent, subsidiary and affiliated corporations, their respective past and present employees, agents, officers and directors, from any and all claims relating to or arising out of any Area Development Agreement, Franchise Agreement or other agreement or relationship, between the parties executed prior to the date of this Agreement, and all other claims relating to any dealings between any of the parties. However, this release does not apply to Franchisor’s renewal obligations, as contained in any prior or other area development agreement, or to any duty it may have to comply with franchise sales laws applicable to this transaction.

15. NON-WAIVER OF BREACH

The failure of either party hereto to enforce any one or more of the terms or conditions of this Agreement shall not be deemed a waiver of such terms or conditions or of either party’s rights thereafter to enforce each and every term and condition of this Agreement.

16. APPLICABLE LAW

16.1 Virginia Law. This Agreement takes effect upon its acceptance and execution by Franchisor, and shall be interpreted and construed exclusively under the laws of the Commonwealth of Virginia, which laws shall prevail in the event of any conflict of law (without regard to, and without giving effect to, the application of Virginia choice of law rules); provided, however, that if the covenants in Section 8 of this Agreement would not be enforceable under the laws of Virginia, and Area Developer is located outside of Virginia, then such covenants shall be interpreted and construed under the laws of the state in which the Area Developer’s principal place of business is located. Nothing in this Section 16.1 is intended by the parties to subject this Agreement to any franchise or similar law, rule, or regulation of the Commonwealth of Virginia to which this Agreement would not otherwise be subject.

16.2 Jurisdiction and Venue. In any suit brought by Franchisor, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, Area Developer consents to venue and personal jurisdiction in the state and federal court of the city or county of Franchisor’s World Headquarters, presently state courts and/or the United States District Court located in Norfolk, Virginia. In any suit brought against Franchisor, including Franchisor’s present and former employees and agents, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, venue shall be proper only in the federal court located nearest Franchisor’s World Headquarters (presently the United States District in Norfolk, Virginia), or if neither federal subject matter nor diversity jurisdiction exists, in the city or county state court located where Franchisor’s World Headquarters is (presently the City of Norfolk, Virginia).

16.3 Jury Waiver. In any trial between any of the parties hereto, including present and former employees and agents of Franchisor, Area Developer and Franchisor agree to waive Area Developer’s and Franchisor’s rights to a jury trial, and instead have such action tried by a judge.

16.4 Class Action Waiver. Area Developer agrees that any claim it may have against Franchisor, including Franchisor’s past and present affiliates, officers, directors, employees and agents, must be brought individually and Area Developer shall not join such claim with claims of any other person or entity or bring, join or participate in a class action against Franchisor.

16.5 Compensatory Damages. In any lawsuit, dispute or claim between or against any of the parties hereto, including present and former affiliates, officers, directors, agents and employees of ours, you and we agree to waive our rights, if any, to seek or recover punitive damages.

17. ACKNOWLEDGMENTS

Area Developer acknowledges that it has read Franchisor’s Franchise Offering Circular and this Agreement and that Area Developer has been given the opportunity to clarify any provision that it does not understand. Area Developer further acknowledges that it has independently investigated the business offered hereunder and bases its decision to enter into this Agreement solely on such investigation. Area Developer acknowledges that Franchisor’s representatives are not authorized to make and have not made any representations as to Area Developer’s likely revenues, expenses, profits or success, and Area Developer is not relying on any such representations.

18. GUARANTY

The Area Developer, and if it is an entity, all its officers, directors, partners and members, agree to perform all the obligations in and relating to this Agreement, including, but not limited to, the obligation to make payments specified herein, pay any other debts due Franchisor. Likewise, for and in consideration of this Agreement, the signatures of the individual(s) below also constitute their personal joint and several guaranty to perform all the obligations in and relating to this Agreement, including, but not limited to, the obligation to make payments specified herein, pay any other debts due Franchisor, and the duty to comply with the transfer procedures and covenants set forth in Sections 7 and 8. The Guarantors waive presentment, demand or notice of non-performance and the right to require Franchisor to proceed against the other Guarantors.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement in duplicate on the day and year first above written.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road,	Name:
Building 17, Suite 106
Norfolk, Virginia 23502	Title:
Fax: (757) 466-3457

Notices to Area Developer:

Attention:
Fax:

GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT

EXHIBIT A

DEVELOPMENT SCHEDULE

1. Each Franchised Business developed under this Area Development Agreement shall be located in the following area (the “Development Area,” as more specifically described in Section 1.1 of this Agreement):

2. Recognizing that time is of the essence, Area Developer agrees to satisfy the development schedule set forth below:

By Date:	Cumulative Total Number of Franchised Businesses Which Area Developer Shall Have Opened and in Operation:

INITIALED:

FRANCHISOR: ___ AREA DEVELOPER: ___

GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT

EXHIBIT B

GUARANTEE

As an inducement to Geeks On Call, America, Inc. (“Franchisor”) to execute the Geeks On Call America, Inc. Area Development Agreement between Franchisor and ______________________________________ (“Area Developer”) dated ______________, 20_____ (the “Agreement”), the undersigned hereby agree to defend, indemnify and hold Franchisor, Franchisor’s affiliates, and their respective officers, directors, employees, and agents harmless against any and all losses, damages, liabilities, costs, and expenses (including, but not limited to, reasonable attorney’s fees, reasonable costs of investigation, court costs, and arbitration fees and expenses) resulting from, or arising out of or in connection with any failure by Area Developer to perform any obligation of Area Developer under the Agreement, any amendment thereto, or any other agreement executed by Area Developer referred to therein.

The undersigned hereby acknowledge and agree to be individually bound by all of the covenants contained in Section 8 of the Agreement.

This Guarantee shall terminate upon the termination or expiration of the Agreement, except that all obligations and liabilities of the undersigned which arose from events which occurred on or before the effective date of such termination shall remain in full force and effect until satisfied or discharged by the undersigned, and all covenants which by their terms continue in force after the expiration or termination of the Agreement shall remain in force according to their terms. Upon the death of an individual guarantor, the estate of such guarantor shall be bound by this Guarantee, but only for obligations hereunder existing at the time of death; the obligations of the other guarantors shall continue in full force and effect.

Unless specifically stated otherwise, the terms used in this Guarantee shall have the same meaning as in the Agreement, and shall be interpreted and construed in accordance with Section 8 of the Agreement. This Guarantee shall be interpreted and construed under the laws of the Commonwealth of Virginia. In the event of any conflict of law, the laws of Virginia shall prevail (without regard to, and without giving effect to, the application of Virginia conflict of law rules).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has signed this Guarantee as of the date of the Agreement.

GUARANTOR(S)

(Seal)		, Individually
Name:
Address:

(Seal)		, Individually
Name:
Address:

(Seal)		, Individually
Name:
Address:

(Seal)		, Individually
Name:
Address:

GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT

EXHIBIT C

FRANCHISE AGREEMENT

The form of Franchise Agreement currently offered by Franchisor is attached.

AREA DEVELOPMENT AGREEMENT

STATE SPECIFIC AMENDMENTS

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT
FOR THE STATE OF CALIFORNIA

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement”) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

CALIFORNIA LAW MODIFICATIONS

1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. CORPORATIONS CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

a.
California Business and Professions Code Sections 20000 through 20043 provide rights to You concerning nonrenewal and termination of the Agreement. The Federal Bankruptcy Code also provides rights to You concerning termination of the Agreement upon certain bankruptcy-related events. To the extent the Agreement contains a provision that is inconsistent with these laws, these laws shall control.

b.
If the Area Developer is required in the Agreement to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

c.	If the Agreement requires payment of liquidated damages that is inconsistent with California Civil Code Section 1671, the liquidated damage clause may be unenforceable.

d.	If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

e.	If the Agreement requires litigation, arbitration or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

f.	If the Agreement requires that it be governed by a state’s law, other than the State of California, such requirement may be unenforceable.

2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT
FOR THE STATE OF ILLINOIS

The Geeks On Call America, Inc. Area Development Agreement between ________________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement”) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

ILLINOIS LAW MODIFICATIONS

1. The Illinois Attorney General’s Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, 815 ILCS 705/1-44 (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

a. 815 ILCS 705/19 and 705/20 provide rights to You concerning nonrenewal and termination of this Agreement. If this Agreement contains a provision that is inconsistent with the Act, the Act shall control.

b. If the Area Developer is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule of order under the Act, such release shall exclude claims arising under the Illinois Franchise Disclosure Act, and such acknowledgments shall be void with respect to claims under the Act and are hereby deleted.

c. If this Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement is void under the Illinois Franchise Disclosure Act.

d. If this Agreement requires that it be governed by a state’s law, other than the State of Illinois, Illinois law will control.

e. Any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of the Illinois Franchise Disclosure Act or any other law of the State of Illinois is void.

2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT
FOR THE STATE OF MARYLAND

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement””) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

MARYLAND LAW MODIFICATIONS

1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. ‘‘ 14-201 - 14-233 (1998 Repl. Vol. & Supp. 2002). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

a.
The Area Developer is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act. Such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgments shall be void with respect to claims under the Law.

b.
This Agreement requires litigation to be conducted in a forum other than the State of Maryland. Such requirement shall not be interpreted to limit any rights Area Developer may have under Sec. 14-216 (c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.

c.
Pursuant to COMAR 02.02.08.16L, the general release required as a condition of renewal, sale and/or assignment/transfer shall not apply to any liability under the Maryland Franchise Registration and Disclosure Law.

d.	This Agreement is hereby amended to reflect that any claims arising under the Maryland Franchise Registration and Disclosure Law must be brought within 3 years after the grant of the franchise.

e.
Section 14-226 of the Maryland Franchise Registration and Disclosure Law prohibits a franchisor from requiring a prospective franchisee or area developer to assent to any release, estoppel or waiver of liability as a condition of purchasing a franchise. This Agreement requires prospective Area Developers to disclaim the occurrence and/or acknowledge the non-occurrence of acts that would constitute a violation of the Maryland Franchise Law. Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law resulting from the offer or sale of the franchise.

2. Section 2 of the Agreement is deleted in its entirety and replaced with the following:

2. DEVELOPMENT FEE

2.1 In consideration of the development rights granted herein, Area Developer shall pay to Franchisor upon completion of Franchisor’s material pre-opening obligations and when Area Developer is ready to commence operations of its first Franchised Business, a development fee of__________________ Dollars ($______________), which shall be deemed fully earned and non-refundable upon receipt in consideration of administrative and other expenses incurred by Franchisor and for the development opportunities lost or deferred as a result of the rights granted Area Developer herein.

2.2 Area Developer shall pay Franchisor an initial franchise fee for the first Franchised Business to be opened upon completion of Franchisor’s material pre-opening obligations and when Area Developer is ready to commence operations of its first Franchised Business. Thereafter, Area Developer shall pay Franchisor the Franchise Fee for each additional Franchised Business upon execution of the Franchise Agreement for such Franchised Business, pursuant to and in accordance with this Agreement and each such Franchise Agreement.

3. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT
FOR THE STATE OF MINNESOTA

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement””) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

MINNESOTA LAW MODIFICATIONS

1. The general release requirements under Section 14 of the Agreement are not applicable to Minnesota area developers.

2. Section 16.1 is amended with the addition of the following sentence at the end of the paragraph:

Notwithstanding the foregoing, nothing in this Agreement shall abrogate or reduce any of your rights as provided for in Minnesota Statutes, Chapter 80C or your rights to any procedure, forum or remedies provided for by the laws of the jurisdiction.

3. Section 16.2 is deleted in its entirety and replaced with the following:

b. Jurisdiction and Venue. In any suit brought by Franchisor, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, Area Developer consent to venue and personal jurisdiction in the state courts and/or the United States District Court located in St. Paul, Minnesota. In any suit brought against Franchisor, including our present and former employees and agents, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, venue will be proper only in the above-named federal court, or if neither federal subject matter or diversity jurisdiction exists, in the city or county state court located in St. Paul, Minnesota.

4. Section 16.3 is deleted in its entirety.

5. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Minnesota Statutes Chapter 80C, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

6. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
DEVELOPMENT AGREEMENT
FOR THE STATE OF NEW YORK

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement””) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

NEW YORK LAW MODIFICATIONS

1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695 (1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

a.
If the Agreement requires Area Developer to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, or any regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law, Article 33, Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

b.
If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the Area Developer under the New York General Business Law, Article 33, Sections 680 through 695.

2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
AREA DEVELOPMENT AGREEMENT
FOR THE STATE OF NORTH DAKOTA

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement””) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

NORTH DAKOTA LAW MODIFICATIONS

1. To the extent that any provision of Section 9 or Section 10 of the Agreement is contrary to Section 9-08-06 of the North Dakota Century Code, such provision may be limited or invalid under that statute. The general release requirements under Section 14 of the Agreement are not applicable to North Dakota area developers.

2. Section 16.1 is amended with the addition of the following sentence at the end of the paragraph:

Notwithstanding the foregoing, nothing in this Agreement shall abrogate or reduce any of your rights as provided for in North Dakota Century Code Sections 51-19-01 et seq., or your rights to any procedure, forum or remedies provided for by the laws of North Dakota.

3. Section 16.2 is deleted in its entirety and replaced with the following:

b. Jurisdiction and Venue. In any suit brought by Franchisor, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, Area Developer consent to venue and personal jurisdiction in the state courts and/or the United States District Court located in Bismarck, North Dakota. In any suit brought against Franchisor, including our present and former employees and agents, which in any way relates to or arises out of this Agreement, or any of the dealings of the parties hereto, venue will be proper only in the above-named federal court, or if neither federal subject matter or diversity jurisdiction exists, in the city or county state court located in Bismarck, North Dakota.

4. Sections 16.3 and 16.5 are deleted in its entirety. The last sentence of Section 8.8 is deleted in its entirety and replaced with the following:

Area Developer agrees to pay all costs and expenses (including reasonable attorneys’ fees) incurred by Franchisor in connection with the enforcement of this Section 7, and any of Franchisor’s other rights under this Agreement.

5. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Century Code Sections 51-19-01 et seq., with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

6. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax:

AMENDMENT TO GEEKS ON CALL AMERICA, INC.
DEVELOPMENT AGREEMENT
FOR THE STATE OF WASHINGTON

The Geeks On Call America, Inc. Area Development Agreement between ____________________ (“Area Developer” or “You”) and Geeks On Call America, Inc. (“Franchisor”) dated ________________ (the “Agreement””) shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement (the “Amendment”):

WASHINGTON LAW MODIFICATIONS

1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code §§ 19.100.010 to 19.100.940 (1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

a.
Washington Franchise Investment Protection Act provides rights to You concerning termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

b.
If the Area Developer is required in the Agreement to execute a release of claims, such release shall exclude claims arising under the Washington Franchise Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

c.
If the Agreement requires litigation, arbitration or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

d.
If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.

2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, the Franchisor reserves the right to challenge the enforceability of the state law by, among other things, bringing an appropriate legal action or by raising the claim in a legal action or arbitration that you have initiated.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to the Area Development Agreement on the same day that the Area Development Agreement was executed.

GEEKS ON CALL AMERICA, INC.

FRANCHISOR:	AREA DEVELOPER:

By:	By:

Name:	Name:

Title:	Title:

Notices to Franchisor:	By:
Geeks On Call America, Inc.
814 Kempsville Road, Suite 106	Name:
Norfolk, Virginia 23502
Fax: (757) 466-3457	Title:

Notices to Area Developer:

Attention:
Fax: